UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

BRUKER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road Billerica, MA 01821 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders on May 22, 2017. The proposals submitted by the Board of Directors to a vote of stockholders, and the results of the voting on each proposal, are indicated below.

Proposal No. 1— Election of Directors

The following nominees were elected by stockholders to serve as Class II directors until the Company’s 2020 Annual Meeting of Stockholders and Class III director until the Company’s 2018 Annual Meeting of Stockholders:

Nominees for Class II director:	For	Withheld	Broker Non-Votes
Cynthia M. Friend	146,349,000	2,417,796	2,134,475
Marc A. Kastner	146,270,455	2,496,341	2,134,475
Gilles G. Martin	145,233,356	3,533,440	2,134,475
Hermann Requardt	146,313,196	2,453,600	2,134,475

Nominee for Class III director:	For	Withheld	Broker Non-Votes
Adelene Q. Perkins	148,230,939	535,857	2,134,475

Proposal No. 2 — Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory basis, the 2016 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
145,732,802	2,992,332	41,662	2,134,475

Proposal No. 3 — Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers

The result of the advisory vote on the frequency of future advisory votes on the compensation of named executive officers is set forth below:

1 Year	2 Years	3 Years	Abstain
78,786,026	26,832	69,924,834	29,104

The Board of Directors of the Company will evaluate the results of the non-binding advisory vote regarding the frequency of future advisory votes on executive compensation at a future meeting and make a determination as to whether the Company will submit future non-binding advisory votes on executive compensation for consideration by stockholders every one, two, or three years. The Company will amend this Current Report on Form 8-K to provide information regarding such determination.

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
150,843,835	51,547	5,889	—

Section 8 — Other Events

Item 8.01.        Other Events.

Effective May 22, 2017, independent director Richard Packer was elected by the Board of Directors to serve as a member of the Compensation Committee of the Company’s Board of Directors. Additionally, Mr. Packer’s service on the Audit Committee of the Company’s Board of Directors will terminate, effective May 22, 2017. Mr. Packer continues to serve as Chair of the Nominating Committee of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: May 22, 2017	By:	/s/ANTHONY L. MATTACCHIONE
Anthony L. Mattacchione Chief Financial Officer and Senior Vice President